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                                                            EXHIBIT 10.30(1a)

                 FIRST AMENDMENT TO THE 7.5 % SECURED NOTE

          FIRST AMENDMENT, dated as of December 30, 1999 (this "First Amendment"), to the 7.5% Secured Note (the "Note") issued by Bio-Plexus, Inc. (the "Company") to Appaloosa Investment Limited Partnership I (the "Holder") on October 21, 1999.

                            W I T N E S S E T H:

          WHEREAS, the Company has issued the Note to the Holder;

          WHEREAS, the Company wishes to induce the Holder to make additional loans to the Company pursuant to the 15% Secured Note (as defined herein), and in furtherance thereof the Company and the Holder have agreed to amend the Note, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company and the Holder hereby agree as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Note are used herein as therein defined.

          2.   Amendment to Note.

          (a) Subsection 1.4 of the Note is amended by deleting the first sentence thereof in its entirety and substituting in lieu therefor the following:

               The unpaid principal balance of this Note outstanding at any time shall accrue interest at a rate per annum equal to (i) from October 21, 1999 to the date preceding the date hereof, 7.5% and (ii) from the date hereof, 12%, in each case including during the pendency of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowed as a claim in any such bankruptcy or proceeding.

          (b) Subsection 1.5 of the Note is amended by deleting the percentage at the end of the first sentence thereof and substituting in lieu therefor the following:

               15% (including during the pendency of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowed as a claim in any such bankruptcy or proceeding)

          (c) Subsection 3.2 of the Note is amended by adding the letter "(a)" before the first sentence thereof and adding the following new subsection (b):

               (b) The Board of Directors has taken all necessary action
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               so that no "fair price," "moratorium," "control share
               acquisition," "interested holder" or other similar anti-takeover statute or regulation (including, without limitation, Sections 33-840 through 33-845 of the Connecticut Business Corporation
               Act) or any applicable anti-takeover provision in the Company's Certificate of Incorporation or By-Laws is applicable to the transactions contemplated by the Transaction Documents. To the knowledge of the Company, no other state takeover statute is applicable to the transactions contemplated by the Transaction Documents.

          (d) Subsection 4.4 of the Note is amended by (i) deleting the date at the end of the first clause of the first sentence thereof and substituting in lieu therefor "February 28, 2000" and (ii) deleting the period at the end of the first sentence thereof and substituting in lieu therefor the following:

               ; provided, however, that the Company shall adjourn the Company Meeting from time to time until all of the conditions set forth in Section 6.2 are satisfied or waived (other than those conditions that by their nature are to be satisfied on the Rollover Date), such that the Company Meeting shall take place on the same day as the Rollover Date in accordance with Section 6.1.

          (e)  A new subsection 4.13 is added to the end of subsection 4.12:
               4.13 Security. The Secured Obligations have been, and will continue to be, secured by the Collateral, subject to the terms and conditions of the Collateral Documentation.

          (f) Subsection 5.1(d) of the Note is amended by deleting all references therein to "December 31, 1999" and substituting in lieu therefor "February 28, 2000".

          (g) Subsection 6.1 of the Note is amended by deleting the first sentence thereof in its entirety and substituting in lieu therefor the following:

               On the same day that the stockholders' approval referred to in Section 4.4 has been obtained (the "Rollover Date"),
               subject to Section 6.2, the Company and the Purchasers shall enter into (i) the Convertible Note Purchase Agreement attached as an exhibit to the Proxy Statement (the
               "Convertible Note Purchase Agreement"), (ii) warrants to
               purchase 1,500,000 shares of Common Stock at an exercise
               price of $7 attached as an exhibit to the Proxy Statement
               (the "Rollover Warrant"), (iii) the Registration Rights
               Agreement attached as an exhibit to the Proxy Statement (the "Rollover Registration Rights Agreement") and (iv) the Convertible Note Security Agreement attached as an exhibit
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               to the Proxy Statement (the "Convertible Note Security
               Agreement"); provided, however, that if a Governmental Entity shall determine that any of the transactions contemplated by the Rollover Transactions violate any applicable rules or regulations of such Governmental Entity, the Holder shall, at the Holder's sole discretion, either (i) abandon the Rollover Transactions or
               (ii) modify the structure of the Rollover Transactions in a manner to comply with such rule or regulation.

          (h)  Subsection 6.2(b) of the Note is amended by:

               (I) adding the following phrase after the word "continuing" in clause (ii) thereof:

                    "under this Note and no Default (as defined in the 15% Secured Note) shall have occurred and be continuing under the 15% Secured Note";

               (II) clause (iii) thereof shall be amended by adding the
                    following after the word "full":

                    "and the principal amount of the 15% Secured Note, plus all accrued and unpaid interest on the 15% Secured Note, shall have been repaid in full"; and

               (III)deleting clause (iv) thereof in its entirety and
                    renumbering the original clause (v) to clause (iv) and clause (vi) to clause (v).

          (i) Subsection 6.4 of the Note is amended by deleting the reference to "December 31, 1999" and substituting in lieu therefor "February 28, 2000"

          (j) Subsection 7.1 of the Note is amended by (i) adding the following definitions in proper alphabetical order:

               "15% Secured Note" means the 15% Secured Note in the initial aggregate principal amount of $1,650,000 to be issued by the Company to the Holder after the date hereof in accordance with the terms of the side letter, dated the date hereof, between the Company and the Holder, as such 15% Secured Note may be amended from time to time.

               "Note" shall mean this Note as amended hereby and from time to time in accordance with its terms.

and (ii) the definitions of "$3 Warrants," "$5 Warrants," "Maturity Date," "Registration Rights Agreement," "Rollover Transactions," "Transaction Documents" and "Warrants" are deleted in their entirety and substituting in lieu therefor the following definitions:

               "$3 Warrants" shall have the meaning ascribed thereto in
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               Section 2(e).

               "$5 Warrants" shall have the meaning ascribed thereto in
               Section 2(e).

               "Maturity Date" shall mean the earlier of February 28, 2000 and the Rollover Date.

               "Registration Rights Agreement" shall have the meaning ascribed thereto in Section 6.4.

               "Rollover Transactions" shall mean the transactions contemplated by Section 6.1 of this Note.

               "Transaction Documents" shall mean this Note, the 15% Secured Note, the side letter, dated the date hereof, between the Company and the Holder, the Security Agreement, the Registration Rights Agreement, the warrants to be issued to Affiliates of the Holder pursuant to section (c) of the aforesaid side letter and the Warrants.

               "Warrants" shall have the meaning ascribed thereto in
               Section 2(e).

          (k) Subsection 8.4 of the Note is amended by deleting it in its entirety and substituting in lieu therefor the following:

               8.4. Entire Agreement. The Transaction Documents (including the Schedules and Exhibits thereto) contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby.

     3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 3 of the Note. The Company represents and warrants that as of the date hereof and, after giving effect to this First Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

     4. Effectiveness. The First Amendment shall become effective as of the date upon which the Holder receives the counterpart of this First Amendment duly executed by the Company and a duly executed copy of the side letter, dated the date hereof, between the Company and the Holder.

     5. Continuing Effect of the Transaction Documents. This First Amendment shall not constitute an amendment of any other provisions of the Note or any other Transaction Documents not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Holder. Except as expressly amended hereby, the provisions of the Note and the other Transaction Documents are and shall remain in full force
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and effect.

     6. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

     7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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     IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                     BIO-PLEXUS, INC.


                                     By: /s/ Carl Sahi
                                        --------------------------------
                                        Name:  Carl Sahi
                                        Title:


                                     APPALOOSA INVESTMENT LIMITED
                                         PARTNERSHIP I

                                     By:  Appaloosa Management L.P., its
                                            General Partner
                                     By:  Appaloosa Partners Inc., its General
                                            Partner


                                     By: /s/ James E. Bolin
                                        --------------------------------
                                        Name:  James E. Bolin
                                        Title: Vice President